SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                       January 10, 2005 (January 6, 2005)


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                 0-8924                                73-0981865
        (Commission File Number)            (IRS Employer Identification No.)


           1831 Second Street
          Berkeley, California                           94710
(Address of Principal Executive Offices)              (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     On January 6, 2005, Trinity Learning Corporation ("Trinity") entered into a letter agreement with Glaucon Capital Partners, L.L.C. ("GCP") whereby Trinity engaged GCP to act as financial advisor and exclusive placement agent in arranging one or more private debt or equity financings totaling approximately $50 million.

     The letter agreement is being filed with this Current Report on Form 8-K as
Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Letter Agreement between Trinity Learning Corporation and Glaucon Capital Partners, L.L.C.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRINITY LEARNING CORPORATION



Date: January 10, 2005                      By: /s/ Douglas Cole
                                                ------------------------------
                                                    Douglas Cole,
                                                    Chief Executive Officer



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